SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2008

HIGHWOODS PROPERTIES, INC.

(Exact name of registrant specified in its charter)

Maryland	1-13100	56-1871668
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HIGHWOODS REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

North Carolina	000-21731	56-1869557
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Smoketree Court, Suite 600

Raleigh, North Carolina 27604

(Address of principal executive offices, zip code)

Registrants’ telephone number, including area code: (919) 872-4924

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 12, 2008, we issued a press release announcing financial information for the quarter ended December 31, 2007. This press release is attached as Exhibit 99.1. In addition, we posted on our web site supplemental information regarding our operations for the quarter ended December 31, 2007, a copy of which is attached as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

No.	Description

99.1	Press release dated February 12, 2008

99.2	Supplemental operating information for the quarter ended December 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIGHWOODS PROPERTIES, INC.

By:	/s/ Terry L. Stevens
Terry L. Stevens
Senior Vice President and Chief Financial Officer

HIGHWOODS REALTY LIMITED PARTNERSHIP

By:	Highwoods Properties, Inc., its general partner

By:	/s/ Terry L. Stevens
Terry L. Stevens
Senior Vice President and Chief Financial Officer

Dated: February 13, 2008